EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, included in this Form 8-K, into previously filed Registration Statement File Nos. 333-47245, 33-87326, 333-00226, and 33-81876.


                                                       ARTHUR ANDERSEN LLP


Denver, Colorado
March 9, 1998